Funds

Annual Report

December 31, 2004

Series B
ING Corporate Leaders Trust Fund

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Report	4

Report of Independent Registered Public Accounting Firm	5

Statement of Assets and Liabilities	6

Statement of Operations	7

Statements of Changes in Net Assets	8

Financial Highlights	9

Notes to Financial Statements	10

Portfolio of Investments	14

Director/Trustee and Officer Information	15

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

JAMES M. HENNESSY

Dear Shareholder:

The past year has brought about numerous changes in the mutual funds industry, including requests for additional disclosures. Although these changes do not affect Unit Investment Trusts, I would like to draw your attention to some additional information you will now see in reports for open-end funds, in part, to these new requirements:

•	A new section entitled “Shareholder Expense Examples”. These examples are intended to illustrate the ongoing costs of investing in a mutual fund and to provide a method to compare those costs with the ongoing costs of investing in other mutual funds.

•	In addition to the normal performance tables included in the Portfolio Managers’ Reports, there are now additional graphical or tabular presentations, which illustrate the current holdings of the funds as of the period-end.

•	Each open-end fund now also files its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. These Forms are available for shareholders to view on the SEC’s website at www.sec.gov.

We welcome these changes and believe that they will provide valuable information to our shareholders. We hope you will find these additional disclosures beneficial and easy to understand.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in 2005 and beyond.

Sincerely,

James M. Hennessy
President
ING Funds
January 25, 2005

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2004

In our semi-annual report, we referred to sharp swings in sentiment as investors took stock after the handsome gains of 2003. By the middle of the year, the markets had not done much of anything; however, over the next six months sentiment would change twice more and in the end major asset classes posted respectable returns for the year, if not better.

Global equities gained 10.8% in the six months ended December 31, 2004, according to the Morgan Stanley Capital International (“MSCI”) World Index(1), including net reinvested dividends, and 14.7% for entire year. Nearly one quarter of the annual gain was due to dollar weakness, the main story in the currency markets. The dollar was ahead for most of the year, but by mid October had succumbed to continuing concern over the United States twin budget and trade deficits and whether overseas investors would continue to finance them, raising the nightmare of a disorderly slide in the dollar. In 2004, the euro gained 7.6%, a new record. The yen rose 4.5% to a level not seen since early 2000, while the pound stood 7.4% higher, at a remarkable 12-year peak.

Perhaps the most notable feature in investment grade U.S. fixed income markets in the second six months was the curious “curve flattening” trend. Short-term interest rates drifted up as the Federal Open Market Committee (“FOMC”) raised the Federal Funds rate four times, by 1% in all, while bond yields ignored this and fell in the face of weak economic data and continued foreign central bank purchases. Contrary to earlier fears, tame inflation was a backdrop throughout, while the influential employment reports were weak in July, August, October and December. On December 15, the spread between the yields on the 10-year Note and the 90-day Treasury Bill fell to a three-year low. For the six months, the yield on 10-year Treasury Notes fell by 40 basis points to 4.22%, but the yield on 13-week Treasury Bills soared 88 basis points to 2.18%. More broadly, the Lehman Brothers Aggregate Bond Index(2) gained 4.18% for the six months. For the whole year, the Index returned 4.34%, underscoring the dominance of the second half in driving market movement, and implying not much underlying price change over the year.

Prices rose on riskier asset classes, however, as investors chased more attractive returns than investment grade bonds were offering. The Lehman Brothers U.S. Corporate High Yield Bond Index(3) for example, returned a robust 9.64% in the six months through December and 11.13% for the year.

U.S. equities in the form of the Standard & Poor’s (“S&P”) 500 Index(4), rose 7.2% including dividends, for the six months ended December 31, 2004, breaching and holding levels not seen since before September 11, 2001. By year end, the market was trading at a price to earnings level of just under 16 1/2 times 2005 estimated earnings. For the entire year, the Index returned 10.88%. From the middle of the year, equity investors were disappointed by the weak employment reports referred to above and distracted by surging oil prices as well as bad news affecting individual stocks. The market reached its lowest point in mid-August. But after oil prices climbed over $56 per barrel on October 22, and then slumped, equities squeezed out a narrow gain for the month in the last few days. In November, oil prices continued their retreat and the market powered ahead, cheered by this, the clear presidential election result, perceived as business and shareholder friendly, and at last a powerful employment report. By month end, sentiment was further bolstered by an upward revision to third quarter gross domestic product (“GDP”) growth to 4%, which was doubtless encouraging. But the data released also showed that the engine of growth, the U.S. consumer, was only saving at the rate of 0.5% per annum, which many regard as unsustainable. In addition, the rate of corporate profits growth was already falling and in 2005 may not reach double digits. It is hard to see then what dynamic propelled the S&P 500 Index to another 3.5% gain in December. And while many commentators celebrated this break out and the fact that smaller-cap indices had by then scaled all-time high levels, others feared a reversal before 2005 was very old.

International markets had mixed returns in the second half, but all were inflated in dollar terms by the weakness of that currency. Nonetheless even in local currency terms, Europe’s markets regained mid-2002 levels. Japan equities rose 4.6% in dollar terms during the period, based on the MSCI Japan Index(5) plus net dividends, but fell 1.7% in yen. For the year, Japan returned 15.9% in dollars. First half optimism about GDP growth was dashed as growth collapsed or was revised down as the year wore on.

European excluding (“ex”) UK markets advanced 18.2% in the second half of 2004, according to the MSCI Europe ex UK Index(6) (in dollars including net dividends), about one third due to currency. For all of 2004, the region returned 21.6% in dollars. Profits did grow strongly and markets remain cheap, but given

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2004

all the issues surrounding low domestic demand, unemployment at 8.9% for the last 20 months and inflexible labor markets, arguably they deserve to be.

The UK market returned 15.7% in the six months through December, based on the MSCI UK Index(7) including net dividends, about 40% due to currency. For the whole year, the UK rose 19.6% in dollars. Contrary to the rest of Europe, the Bank of England has been trying to cool consumer demand and a property boom with five interest rate increases in 12 months. They seem to be succeeding for the most part.

(1) The MSCI World Index measures the performance of over 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand and the Far East.

(2) The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3) The Lehman Brothers U.S. Corporate High Yield Bond Index is generally representative of corporate bonds rated below investment-grade.

(4) The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(5) The MSCI Japan Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6) The MSCI Europe ex UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7) The MSCI UK Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Trust’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING CORPORATE LEADERS TRUST FUND
PORTFOLIO MANAGERS’ REPORT

Portfolio Management Team: The portfolio is not actively managed.

Goal: ING Corporate Leaders Trust Fund (the “Trust”) seeks long-term capital growth and income through investment generally in an equal number of shares of the common stocks of a fixed list of American blue-chip corporations.

Performance: For the year ended December 31, 2004, the Trust returned 17.14% compared to the Standard & Poor’s (“S&P”) 500 Index(1), which returned 10.88% for the same period.

Portfolio Specifics: The Funds out performance is attributed to several factors. The greatest contribution came from the energy sector, which is 24.6% of the Trust versus 6.7% of the S&P 500 Index. Within this sector, Exxon Mobil Corp., at 16.6% of the Trust’s net assets versus 2.3% for the S&P 500 Index was the second largest single positive influence on performance. Industrials, the second strongest performer, at 7.3% of the Trust compared to 0.1% in the S&P 500 Index, also aided performance. Burlington Northern Santa Fe Corp. was the largest individual contributor to the Trust’s performance. Consumer staples and materials were the two additional sectors with positive contribution. The financials sector hurt performance as the Trust is significantly underweight the S&P 500 Index.

Industry Allocation*

as of December 31, 2004
(as a percent of net assets)
Portfolio holdings are subject to change daily.

Market Outlook: After a strong performance in the final quarter of 2004, we believe the market, as measured by the S&P 500 Index, could consolidate these gains within a narrow range as the economic and earnings data is digested in January 2005. Early in the period, we have seen broad selling pressure in energy, materials and information technology as recent indication from the Federal Reserve Bank point to continued rate increases and growing inflation fears.

Despite this, we believe the total return potential for equities over the intermediate term is more attractive than fixed income and remain positive for the Trust’s outlook.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

(1) The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

All indices are unmanaged and investors cannot invest directly in an index.

Top Ten Holdings*

as of December 31, 2004
(as a percent of net assets)

Exxon Mobil Corp.	16.7%

Burlington Northern Santa Fe Corp.	8.6%

General Electric Co.	8.4%

Citigroup, Inc.	7.3%

Procter & Gamble Co.	6.0%

Chevron Texaco Corp.	5.7%

Dow Chemical Co.	5.1%

Praxair, Inc.	4.9%

Fortune Brands, Inc.	4.3%

Union Pacific Corp.	3.7%

Portfolio holdings are subject to change daily.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participation Holders of

ING Corporate Leaders Trust Fund

We have audited the accompanying statement of assets and liabilities of ING Corporate Leaders Trust Fund — Series B, a series of ING Corporate Leaders Trust Fund, including the portfolio of investments, as of December 31, 2004, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods prior to January 1, 2003 were audited by other auditors whose report thereon dated February 28, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, except those identified as having been audited by other auditors, present fairly, in all material respects, the financial position of ING Corporate Leaders Trust Fund — Series B, as of December 31, 2004, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 28, 2005

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

ASSETS:
Investments at market value (identified cost $222,442,215)	$300,903,573
Cash	3,368,281
Restricted cash (Note 2)	449,128

Receivables:
Participations sold	328,739
Dividends receivable	463,834
Prepaid expenses	7,290

Total assets	305,520,845

LIABILITIES:
Accrued Sponsor’s maintenance fees payable	102,033
Payable for trust shares repurchased	9,980
Payable for shareholder reporting expense	18,468
Payable for professional fees	45,501
Payable for trustee fees	1,093
Payable for transfer agent fees	13,156
Distributions payable	449,128
Other accrued expenses and liabilities	15,349

Total liabilities	654,708

NET ASSETS:
Balance applicable to Trust shares at December 31, 2004, equivalent to $17.77 per participation on 17,156,466 participations outstanding	$304,866,137

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $27,826)	$7,048,367

Total investment income	7,048,367

EXPENSES:
Sponsor’s maintenance fees (Note 4)	1,088,389
Transfer agent fees	205,166
Trustee fees (Note 4)	1,193
Shareholder reporting expense	66,775
Registration and filing fees	19,436
Professional fees	130,940
Custody and accounting expense	75,806
Miscellaneous expense	2,710

Total expenses	1,590,415

Net investment income	5,457,952

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	2,030,249
Net change in unrealized appreciation or depreciation on investments	36,697,081

Net realized and unrealized gain on investments	38,727,330

Net increase in net assets resulting from operations	$44,185,282

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2004	2003

FROM OPERATIONS:
Net investment income	$5,457,952	$5,549,099
Net realized gain (loss) on investments	2,030,249	(593,928)
Net change in unrealized appreciation or depreciation on investments	36,697,081	52,555,716

Net increase in net assets resulting from operations	44,185,282	57,510,887

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(5,537,449)	(5,528,804)
Net realized gain from investments	(13,474)	(13,937)
Return of capital	—	(88,735)

Total distributions	(5,550,923)	(5,631,476)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	24,540,892	13,622,330
Dividends reinvested	4,665,967	4,534,795

	29,206,859	18,157,125
Cost of shares redeemed	(35,038,408)	(35,414,356)

Net decrease in net assets resulting from capital share transactions	(5,831,549)	(17,462,575)

Net increase in net assets	32,802,810	34,622,180

NET ASSETS:
Beginning of year	272,063,327	237,441,147

End of year	$304,866,137	$272,063,327

See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS TRUST FUND
FINANCIAL HIGHLIGHTS

Selected data for a participation outstanding throughout each year.

		Year Ended December 31,

		2004	2003		2002	2001	2000

Per Share Operating Performance:
Net asset value, beginning of year		$15.47	12.55		14.67	15.28	17.30

Income (loss) from investment operations:
Net investment income		$0.32	0.32		0.27	0.24	0.24
Net realized and unrealized gain (loss) on investments		$2.31	2.90		(2.00)	(0.49)	(1.05)
Total income (loss) from investment operations		$2.63	3.22		(1.73)	(0.25)	(0.81)

Less distributions/allocations from:
Net investment income		$0.32	0.30		0.27	0.24	0.25
Net realized gain (loss)		$0.01	—		(0.34)	(0.02)	0.42
Income and realized gain included in redemptions		$—	—		0.00 *	0.03	0.03
Tax return of capital		$—	0.00	*	0.46	0.11	0.51
Total distributions		$0.33	0.30		0.39	0.36	1.21
Net asset value, end of year		$17.77	15.47		12.55	14.67	15.28

Total Return(1):	%	17.14	25.93		(11.90)	(1.65)	(4.93)

Ratios/Supplemental Data:
Net assets, end of year (000’s omitted)		$304,866	272,063		237,441	291,085	343,965

Ratios to average net assets:
Expenses	%	0.58	0.59		0.63	0.64	0.67
Net investment income	%	2.00	2.28		1.98	1.73	1.51

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions/allocations at net asset value.

* Amount represents less than $0.01 per share.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

ING Corporate Leaders Trust Fund (the “Trust”) is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission. Series B of the Trust commenced operations in 1941 as a series of Corporate Leaders Trust Fund, which was created under a Trust Indenture dated November 18, 1935, as amended.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.	Valuation of Securities. Investments are stated at value based on the last sale price on the principal exchange on which the security is traded prior to the time the Trust’s assets are valued. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Short-term securities with 60 days or less to maturity are valued at amortized cost.

B.	Income Taxes. No provision for Federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is trusted as a Grantor Trust and all its income is taxable to the holders of participations.

C.	Distributions to Participation Holders. Semi-annual distributions will be reinvested at net asset value in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D.	Other. Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E.	Accounting Estimates. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F.	Restricted Cash. All cash held in the distributable fund throughout the period is intended solely for distributions.

G.	Reclassifications. Certain balances within the Statements of Changes in Net Assets for 2003 have been reclassified to conform with the 2004 presentation.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

During the year ended December 31, 2004, distributions from net investment income were $5,537,449, equivalent to $0.32 per participation. During the year ended December 31, 2003, distributions from net investment income were $5,528,804, equivalent to $0.30 per participation including amounts paid as equalization to redeeming participation holders.

During the year ended December 31, 2004, the distributions of net realized gains from litigation income were $13,474, equivalent to $0.01 per participation. During the year ended December 31, 2003, the distributions of net realized gains from litigation income were $13,937, equivalent to $0.00 per participation.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the principal account. During the year ended December 31, 2003, the distributions from return of capital were $88,735, equivalent to $0.00 per participation including amounts paid as equalization to redeeming participation holders. There was no return of capital for the year ended December 31, 2004.

Effective June 1, 1998 the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE AND SPONSOR FEES

Effective May 14, 2004, The Bank of New York (the “Trustee”) succeeded State Street Bank and Trust Company as Trustee for the Trust. The Trustee receives an annual Trustee fee, as well as fees for acting as

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 4 — TRUSTEE AND SPONSOR FEES (continued)

custodian and for providing portfolio accounting and record keeping services, which aggregated to $75,806 for the year ended December 31, 2004. ING Investments, LLC (“ING Investments”) serves as Sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor equal, on an annual basis, of 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

During the year ended December 31, 2004, the cost of purchases and proceeds of sales of investment securities were $12,647,082 and $18,828,670, respectively.

The cost of investment securities as well as realized security gains and losses are based on the identified cost basis. The cost of investments for Federal income taxes is the same as that reported in the Trust’s financial statements.

As of December 31, 2004, net unrealized appreciation of portfolio securities was $78,461,358, comprised of unrealized appreciation of $87,538,545 and unrealized depreciation of $9,077,187.

NOTE 6 — SOURCE OF NET ASSETS

As of December 31, 2004, the Trust’s net assets were comprised of the following amounts:

Capital contributions and non-distributable realized gains retained in principal account	$226,129,255
Unrealized appreciation in value of securities	78,461,358

Principal account	304,590,613
Income and distributable fund	275,524

Total net assets	$304,866,137

NOTE 7 — PARTICIPATIONS ISSUED AND REDEEMED

During the years indicated, participations were issued and redeemed as follows:

	Number of Participations

	Year Ended	Year Ended
	December 31,	December 31,
	2004	2003

Issued on payments from holders	1,500,412	1,018,279
Issued on reinvestment of dividends and distributions	278,930	320,244
Redeemed	(2,204,649)	(2,675,466)

Net decrease	(425,307)	(1,336,943)

NOTE 8 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments, LLC (“Investments”), the adviser to the ING Funds, has reported to the Boards of Directors/ Trustees (the “Board”) of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated. Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 8 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

More specifically, Investments reported to the Board that, at this time, these instances include the following:

•	ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC (“IFD”) has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements.

•	Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•	ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•	In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form  8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2004. These Forms 8-K can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds. Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance.

Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•	ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•	The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•	ING instituted excessive trading policies for all customers in its variable insurance and retirement

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2004 (CONTINUED)

NOTE 8 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•	ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

ING CORPORATE LEADERS TRUST FUND
PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2004

	Number of		Market
Securities	Shares	Cost	Value

Common Stock: 98.7%

Agriculture: 3.3%
Gallaher Group PLC ADR@@	168,100	$4,325,013	$10,205,351

Chemicals: 12.7%
Dow Chemical Co.	314,067	9,668,301	15,549,457
Du Pont EI de Nemours & Co.	168,100	9,673,940	8,245,305
Praxair, Inc.	341,600	8,919,685	15,081,640

		28,261,926	38,876,402

Cosmetics/ Personal Care: 6.0%
Procter & Gamble Co.	332,300	13,540,183	18,303,084

Diversified Financial Services: 7.3%
Citigroup, Inc.	461,566	15,276,277	22,238,250

Electric: 8.5%
Ameren Corp.	168,100	6,969,258	8,428,534
Consolidated Edison, Inc.	168,100	6,424,562	7,354,375
NiSource, Inc.	443,508	11,079,759	10,103,112

		24,473,579	25,886,021

Household Products/ Wares: 4.3%
Fortune Brands, Inc.	168,100	6,875,377	12,973,958

Media: 3.0%
Comcast Corp. Class A*	90,022	3,616,185	2,995,932
Viacom, Inc. Class B	168,100	5,439,229	6,117,159

		9,055,414	9,113,091

Miscellaneous Manufacturing: 12.2%
Eastman Kodak Co.	168,100	9,728,013	5,421,225
General Electric Co.	703,900	16,403,727	25,692,350
Honeywell International, Inc.	168,100	6,819,212	5,952,421

		32,950,952	37,065,996

Oil and Gas: 24.5%
ChevronTexaco Corp.	333,700	13,425,759	17,522,587
Exxon Mobil Corp.	991,000	28,883,536	50,798,660
Marathon Oil Corp.	168,100	5,209,074	6,322,241

		47,518,369	74,643,488

Retail: 4.3%
Foot Locker, Inc.	168,100	3,271,125	4,526,933
Sears, Roebuck and Co.	168,100	7,954,259	8,578,143

		11,225,384	13,105,076

Telecommunications: 0.3%
AT&T Corp.	46,760	1,769,320	891,246

Transportation: 12.3%
Burlington Northern Santa Fe Corp.	555,842	16,923,148	26,296,885
Union Pacific Corp.	168,100	10,247,273	11,304,725

		27,170,421	37,601,610

Total Investments: 98.7%		$222,442,215	$300,903,573

Other Assets and Liabilities-Net: 1.3%			3,962,564

Total Net Assets: 100.0%			$304,866,137

*	Non-Income Producing
@@	Foreign Issuer
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Bank of New York serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

Domestic Equity and Income Funds

ING Balanced Fund ING Convertible Fund ING Equity and Bond Fund ING Equity Income Fund ING Real Estate Fund

Domestic Equity Growth Funds

ING Disciplined LargeCap Fund ING Growth Fund ING LargeCap Growth Fund ING MidCap Opportunities Fund ING SmallCap Opportunities Fund ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund ING Index Plus MidCap Fund ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund ING LargeCap Value Fund ING MagnaCap Fund ING MidCap Value Fund ING SmallCap Value Fund ING Value Opportunity Fund

Fixed Income Funds

ING GNMA Income Fund ING Government Fund ING High Yield Bond Fund ING Intermediate Bond Fund ING National Tax Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund ING Global Real Estate Fund ING Global Science and Technology Fund ING Worldwide Growth Fund

International Equity Funds

ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Growth Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund ING Classic Money Market Fund ING Lexington Money Market Trust ING Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Balanced Fund ING Strategic Allocation Growth Fund ING Strategic Allocation Income Fund

*	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the SEC’s website at www.sec.gov.

Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the Commissions Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Sponsor
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
Administrator
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
Distributor
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-992-0180	Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141
Custodian
The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746
Legal Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Trust’s website at www.ingfunds.com and on the SEC’s website www.sec.gov.

PRAR-CLTB (1204-022805)